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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                             --------------------

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): October 30, 1996
                                                        ----------------


                              Pierce Leahy Corp.
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        New York                   333-9963                      23-2588479
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(State or other jurisdiction      (Commission                 (I.R.S. Employer
     of incorporation)            File Number)               Identification No.)


                                631 Park Avenue
                         King of Prussia, Pennsylvania                 19406
                   ----------------------------------------          ----------
                   (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code: (610) 992-8200
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Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

          On October 30, 1996, Pierce Leahy Corp. (the "Company") completed the acquisition of substantially all of the assets of InTrust, Inc., a Colorado corporation ("InTrust"), a provider of records storage and management services (the "Business") with operations in Denver and Colorado Springs, Colorado, Fort Wayne, Indiana and Albuquerque, New Mexico.

          The acquisition was consummated pursuant to an Asset Purchase Agreement dated October 4, 1996 by and among the Company, InTrust and the principals of InTrust (the "Agreement"). The terms of the acquisition were negotiated on an arms-length basis.

          In purchase price of the acquisition was $13.5 million, consisting of $13 million paid at closing and a promissory note in the amount of $500,000 payable on the second anniversary of the closing. The cash portion of the purchase price was financed in part from the proceeds of the Company's $200,000,000 11-1/8% Senior Subordinated Notes which were issued in July 1996 and in part by a borrowing under the Company's credit facility with Canadian Imperial Bank of Commerce and the several lenders parties thereto.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

          (a)  Financial statements of businesses acquired.

               Reference is made to the historical financial statements of InTrust, Inc. appearing on pages F-34 through F-42 of the Company's Prospectus dated October 23, 1996, which is incorporated herein by reference in response to this Item.

          (b)  Pro forma financial statements.

               Reference is made to the unaudited pro forma condensed consolidated financial information appearing on pages 37 through 43 of the Company's Prospectus dated October 23, 1996, which is incorporated herein by reference in response to this Item.

          (c)  Exhibits.

               The following exhibits are filed as part of this Report:

               2. Asset Purchase Agreement dated as of October 4, 1996 by and among the Company, InTrust and M. Richard Kay, Michael T. Boyers and Diane F. Boyers.

               99.  The Company's Prospectus dated October 23, 1996.

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                                   SIGNATURE
                                   ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  November 13, 1996               PIERCE LEAHY CORP.


                                        By:   /s/ Douglas B. Huntley
                                           -------------------------------------
                                              Douglas B. Huntley, Vice President
                                              and Chief Financial Officer

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                                 EXHIBIT INDEX
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Exhibit No.      Description of Document                                Page
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2.               Asset Purchase Agreement dated as of October 4,
                 1996 by and among Pierce Leahy Corp., InTrust,
                 Inc. and M. Richard Kay, Michael T. Boyers and
                 Diane F. Boyers.

99.              Pierce Leahy Corp.'s Prospectus dated October
                 23, 1996.

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